INVESTORS TITLE COMPANY
COVER LETTER

VIA EDGAR

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549

Re:	Investors Title CompanyForm 8-K File No. 0-11774

To Whom It May Concern:

Pursuant to applicable Securities and Exchange Commission rules and regulations, Investors Title Company furnishes herewith via EDGAR a Current Report on Form 8-K.

INVESTORS TITLE COMPANY
Sincerely,
By:	/s/ James A. Fine, Jr.
James A. Fine, Jr.
President, Treasurer and Chief Financial Officer

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 15, 2007

INVESTORS TITLE COMPANY
(Exact name of registrant as specified in its charter)

North Carolina	0-11774	56-1110199
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

121 North Columbia Street Chapel Hill, North Carolina	27514
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (919) 968-2200

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

Attached as Exhibit 99.1 and incorporated herein by reference is a copy of the press release of Investors Title Company, dated February 15, 2007, reporting Investors Title Company's financial results for the fiscal quarter and the fiscal year ended December 31, 2006.

The information in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liabilities of that Section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits. The following exhibit accompanies this Report:

Exhibit 99.1 - Press Release of Investors Title Company dated February 15, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVESTORS TITLE COMPANY

Date: February 15, 2007	By: /s/ James A. Fine, Jr.
James A. Fine, Jr.
President, Treasurer and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by Investors Title Company on February 15, 2007